EXHIBIT 99.2

NOTICE OF REDEMPTION

Getty Images, Inc.

Hereby Redeems its Outstanding

5% Convertible Subordinated Notes Due 2007

CUSIP Nos. 374276 AD 5 and 374276 AE 3

NOTICE IS HEREBY GIVEN by Getty Images, Inc. (the “Company”) that, pursuant to the terms of the Indenture, dated as of March 13, 2000 (the “Indenture”), between the Company and the Bank of New York, as trustee (the “Trustee”), and pursuant to the redemption provisions enumerated on the reverse of the Notes (as defined below), the Company has elected to redeem and will redeem on July 10, 2003 (the “Redemption Date”) all of the $250,000,000 in aggregate principal amount outstanding of its 5% Convertible Subordinated Notes Due 2007 (the “Notes”) at 102.857% plus accrued interest from March 15, 2003 to the Redemption Date, for each $1,000 principal amount of the Notes (the “Redemption Price”).

The Notes are convertible into shares of the Company’s common stock at a conversion price of $61.08 per share, or 16.37 shares for each $1,000 principal amount of the Notes. The Notes called for redemption may be so converted until the close of business on July 9, 2003 (the “Conversion Termination Date”). After that time, Holders of Notes called for redemption that are not converted will not be able to convert those Notes and, instead will be entitled only to receive the Redemption Price. To exercise rights of conversion, Holders must submit the attached Conversion Notice to the Trustee, as conversion agent for the Company, or notify the Trustee of the election to convert Notes called for redemption in accordance with the procedures of The Depository Trust Company (“DTC”), as depositary under the Indenture.

The Company will pay cash in lieu of issuing fractional shares of its common stock for any Holder electing to convert its Notes prior to the Conversion Termination Date. The Company will not make payments or adjustments on account of any interest accrued on the Notes surrendered for conversion.

THE NOTES CALLED FOR REDEMPTION MUST BE SURRENDERED TO THE TRUSTEE, AS PAYING AGENT, TO COLLECT THE REDEMPTION PRICE. NO INTEREST ON THE NOTES WILL ACCRUE ON AND AFTER THE REDEMPTION DATE.

From and after the Redemption Date, the Notes shall cease to be entitled to any benefit or security under the Indenture and the Holders of the Notes shall have no right in respect of such Notes except the right to receive payment of the Redemption Price upon surrender of the Notes to the Trustee, as paying agent.

The redemption payment will become due on the Redemption Date and will be made, upon presentation and surrender of the Notes at the Corporate Trust Office of the Trustee at the following address:

BY MAIL:

Bank of New York

P.O. Box 396

Attn: Debt Processing Group (ACT)

East Syracuse, NY 13057

BY HAND OR OVERNIGHT DELIVERY:

The Bank of New York

111 Sanders Creek Parkway, 2nd Floor

Attn: Debt Processing Group (ACT)

East Syracuse, NY 13057

In compliance with the federal income tax rules regarding backup withholding requirements, the Company is required to withhold 31% of certain payments received by Holders unless Holders provide the Company with their Social Security Number or Taxpayer Identification Number properly certified or submitted on a W-9 Form.

The Company and Trustee shall not be responsible for the selection or use of the CUSIP numbers, nor is any representation made as to their correctness or accuracy on the Notes or as indicated on any redemption notice. They are included solely for the convenience of the Holders.

Getty Images, Inc.

Dated: June 9, 2003

*  The CUSIP Numbers have been assigned to this issue by Standard and Poor’s Corporation and are included solely for the convenience of the Holders.

CONVERSION NOTICE

TO:	GETTY IMAGES, INC.
THE BANK OF NEW YORK

The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of Getty Images, Inc. in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will provide appropriate information below and pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Note.

Dated:

Signature(s)

Signature(s) must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Signature Guarantee

Fill in the registration of shares of Common Stock if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:

(Name)

(Street Address)

(City, State and Zip Code)

Principal amount to be converted

(if less than all):

$

Social Security or Other Taxpayer

Identification Number:

4